UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 30, 2013

EPL Oil & Gas, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16179	72-1409562
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 St. Charles Avenue, Suite 3400

New Orleans, Louisiana 70170

(Address of principal executive offices) (Zip Code)

(504) 569-1875

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 30, 2013, EPL Oil & Gas, Inc. (the “Company”) held its 2013 Annual Meeting of Stockholders (the “2013 Annual Meeting”). The stockholders approved the Second Amendment (the “Second Amendment”) to the Company’s 2009 Long Term Incentive Plan (the “2009 LTIP”). The Second Amendment increases the number of shares of common stock, par value $0.001 per share (“Common Stock”),  that the Company may issue under the 2009 LTIP from 2,474,000 to 3,574,000 shares, effective April 30, 2013.  Following the 2013 Annual Meeting, the Company executed the Second Amendment, which is attached hereto as Exhibit 99.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2013 Annual Meeting, the stockholders of the Company voted on the following proposals:

(a) The election of six (6) individuals to the Company's Board of Directors;

(b) The approval of the Second Amendment to the Company’s 2009 Long Term Incentive Plan;

(c) The ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for the year ending December 31, 2013; and

(d) The approval of, on a non-binding advisory basis, the Company's executive compensation.

On March 5, 2013, the record date for the 2013 Annual Meeting, there were 39,242,869 shares of Common Stock issued, outstanding and entitled to vote. Under the rules of the New York Stock Exchange, with the exception of the ratification of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for the year ending December 31, 2013, brokers or other nominees did not have any discretionary authority at the meeting with respect to shares held in "street name." Therefore, if a beneficial owner did not instruct its broker or other nominee how to vote on one of these non-discretionary matters, then the shares held by that beneficial owner were not present at the meeting for purposes of that matter. Accordingly, for purposes of the ratification of the independent registered public accountants, stockholders holding 34,756,125 shares were present at the meeting, in person or represented by proxy. For all other matters, stockholders holding 31,712,787 shares were present at the meeting, in person or represented by proxy.

At the 2013 Annual Meeting, the stockholders elected each of the director nominees to serve as directors until the Company's 2014 annual meeting of stockholders. The six nominees were current directors of the Company who were re-elected. The voting for the directors was as follows:

Name of Nominee	Number of Votes Voted For	Number of Votes Withheld
Charles O. Buckner	30,919,527	793,260
Scott A. Griffiths	30,911,777	801,010
Gary C. Hanna	31,442,005	270,782
Marc McCarthy	31,420,648	292,139
Steven J. Pully	30,905,592	807,195
William F. Wallace	31,433,155	279,632

The stockholders approved the Second Amendment by the following vote:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining
30,939,878	769,317	3,592

The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for the year ending December 31, 2013:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining
34,735,855	16,377	3,893

Finally, the stockholders approved, on a non-binding advisory basis, the Company's executive compensation:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining
31,036,187	670,716	5,884

In accordance with the voting results of the 2011 Annual Meeting, the Company has determined that it will conduct an advisory vote on executive compensation every year until the next vote on the frequency of stockholder votes on executive compensation. Stockholders must be given the opportunity to vote on the frequency of advisory votes on executive compensation at least once every six years.

Item 9.01 Financial Statement and Exhibits

Exhibit No.	Description

99.1*	Second Amendment to the Energy Partners, Ltd. 2009 Long Term Incentive Plan

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2013

EPL Oil & Gas, Inc.

By:	/s/ David P. Cedro
David P. Cedro
Senior Vice President, Chief Accounting Officer, Treasurer and Corporate Secretary